UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On August 6, 2014, the Compensation Committee of the Board of Directors of Athlon Energy Inc. (the “Company”) approved adjustments to the base salaries for the following named executive officers of the Company. The adjustments to the base salaries, which are set forth in the table below, are effective September 1, 2014:

Executive	Position	Base Salary Before Increase	New Base Salary
Robert C. Reeves	President, Chief Executive Officer and Chairman of the Board	$570,000	$875,000
Nelson K. Treadway	Senior Vice President—Business Development and Land	$300,000	$360,000
Bud W. Holmes	Senior Vice President—Operations	$275,000	$360,000
David B. McClelland	Vice President—Drilling and Geosciences	$275,000	$300,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: August 12, 2014	By:	/s/ John C. Souders
John C. Souders
Vice President—Controller and
Principal Accounting Officer